UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII (State or Other Jurisdiction of Incorporation)	001-34187 (Commission File Number)	99-0032630 (I.R.S. Employer Identification No.)

1411 Sand Island Parkway Honolulu, Hawaii (Address of Principal Executive Offices)	96819 (Zip Code)

Registrant’s telephone number including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

Amendment to Agreement and Plan of Merger

On February 13, 2015, Matson Navigation Company, Inc. (“Matson Navigation”), a wholly-owned subsidiary of Matson, Inc. (“Matson”), entered into an Amendment No. 1 (the “Amendment”) to the previously disclosed Agreement and Plan of Merger, dated as of November 11, 2014 (the “Merger Agreement”), by and among Matson Navigation, Hogan Acquisition Inc., a wholly owned subsidiary of Matson Navigation (“Merger Sub”), and Horizon Lines, Inc. (“Horizon”).  The Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Matson on November 12, 2014.  The Amendment modifies the Merger Agreement by reducing the termination fee that may be payable by Horizon to Matson under certain circumstances pursuant to Section 7.3(a) of the Merger Agreement from $17,149,600 to $9,500,000.  Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Settlement of Consolidated Action Relating to the Merger Agreement

As previously disclosed in Horizon’s proxy statement filed with the SEC on January 28, 2015 describing the Merger Agreement, three putative class actions were filed in connection with the Merger Agreement in the Delaware Court of Chancery (the “Court”): (a) Joshua Loken v. Horizon Lines, Inc., et al., C.A. No. 10399-VCL (filed on or around November 25, 2014) (the “Loken Action”); (b) J. Cola, Inc. v. Horizon Lines, Inc., C.A. No. 10412-VCL (filed on or around December 1, 2014) (the “Cola Action”); (c) Finn Kristiansen v. Jeffrey A. Brodsky, et al., C.A. No. 10418-VCL (filed on or around December 2, 2014) (the “Kristiansen Action”). On or around January 29, 2015, a fourth putative class action was filed in the Court:  Frederick Schwartz v. Jeffrey A. Brodsky, et al., C.A. No. 10594-VCL (the “Schwartz Action”). On February 5, 2015, the Court consolidated the Loken, Cola, Kristiansen, and Schwartz Actions (the “Consolidated Action”).

On February 13, 2015, the defendants and the plaintiffs in the Consolidated Action reached an agreement in principle, which is subject to the court’s approval, providing for the settlement and dismissal, with prejudice, of the Consolidated Action.  Pursuant to such proposed settlement, Horizon agreed to make certain supplemental disclosures to Horizon’s stockholders through a supplement to Horizon’s proxy statement and Matson and Horizon agreed to amend the Merger Agreement to reduce the termination fee that may be payable by Horizon to Matson under certain circumstances pursuant to Section 7.3(a) of the Merger Agreement from $17,149,600 to $9,500,000. The settlement will not affect the merger consideration to be paid to stockholders of Horizon in connection with the Merger Agreement

Safe Harbor Statement/Forward Looking Statements

Certain information set forth in this communication, including financial estimates, projections about the industries and markets in which Matson and Horizon operate, and statements as to the expected timing, completion and effects of the proposed merger between Matson and Horizon, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “predict,” “project,” “would” and similar expressions as they relate to each company or their respective management teams. These estimates and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected in or suggested by such statements. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions, the estimated timetable for completing the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Matson and/or Horizon and are subject to significant risks and uncertainties outside of Matson’s and/or Horizon’s control.

Risks and uncertainties related to the proposed merger include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that Horizon’s stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals for the Merger and the sale of Horizon’s Hawaii business may not be obtained or may be obtained subject to conditions that are not anticipated; uncertainties as to the timing of the merger; risks related to the proposed divestiture of Horizon’s Hawaii business; competitive responses to the proposed merger; response by activist shareholders to the merger; risks that any of the closing conditions to the proposed merger and divestiture of Horizon’s Hawaii business may not be satisfied in a timely manner; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending litigation; risks related to the disruption of management time from ongoing business operations due to the proposed merger; failure to realize the synergies and other benefits expected from the proposed merger; risks related to integration of the non-Hawaii business of Horizon following consummation of the proposed merger; changes in general economic and/or industry-specific conditions; and the effect of the announcement of the proposed merger on the ability of Matson and Horizon to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally. For further information regarding factors affecting future results of Matson, please refer to its Annual Report filed on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and other documents filed by Matson with the SEC, which are available at the SEC’s website http://www.sec.gov. For further information regarding factors affecting future results of Horizon, please refer to its Annual Report filed on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 23, 2014, June 22, 2014 and September 21, 2014, and other documents filed by Horizon with the SEC, which are available at the SEC’s website http://www.sec.gov. Neither Matson nor Horizon is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except as required by law. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Matson and Horizon. Horizon filed with the SEC a proxy statement in connection with the proposed transaction with Matson. Horizon also intends to file with the SEC other documents, including a supplement to the proxy statement, regarding the proposed transaction. The definitive proxy statement was sent, and the supplement to the proxy statement will be sent, to the stockholders of Horizon and contain important information about the proposed transaction and related matters. SECURITY HOLDERS OF HORIZON ARE URGED TO READ THE HORIZON PROXY STATEMENT, AND THE SUPPLEMENT TO THE HORIZON PROXY STATEMENT WHEN IT BECOMES AVAILABLE, REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION.  Investors and security holders will be able to obtain copies of the Horizon proxy statement, and the supplement to the Horizon proxy statement (when available) and other documents filed by Matson and Horizon, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Matson will be made available free of charge on Matson’s website at www.matson.com. Copies of documents filed with the SEC by Horizon will be made available free of charge on Horizon’s website at www.horizonlines.com.

Participants in the Solicitation

Matson, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Horizon common stock in respect of the proposed transaction. Information about Matson’s directors and executive officers is set forth in the proxy statement for Matson’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 10, 2014. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, are contained in the Horizon proxy statement and will be contained in other relevant materials to be filed with the SEC by Matson and Horizon regarding the proposed merger when they become available.  Investors should read the proxy statement carefully, and the supplement to the proxy statement when it becomes available, before making any voting or investment decisions.  You may obtain free copies of these documents from Matson or Horizon using the sources indicated above.

Item 9.01              Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 13, 2015, by and among Matson Navigation Company, Inc., Hogan Acquisition Inc. and Horizon Lines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Peter T. Heilmann
Peter T. Heilmann
Senior Vice President and Chief Legal Officer

Dated: February 17, 2015

Exhibit Index

Exhibit No.	Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 13, 2015, by and among Matson Navigation Company, Inc., Hogan Acquisition Inc. and Horizon Lines, Inc.